FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                           July 14, 1999



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-5306
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)















Item 5. Other Events

     On July 14, 1999, US Airways, Inc. (US Airways)(a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking information to the investment community related to its aircraft fleet and selected operating and financial statistics (see Exhibit 99).

     Certain of the information contained in the letter to the investment community should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking information include: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing--particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of US Airways' products, demand for air transportation in the markets in which US Airways operates and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

     Also, US Airways Group, Inc. and US Airways, Inc. have been named as defendants in three lawsuits recently filed in U.S. District Court for the Eastern District of Michigan. Northwest Airlines is also named as a defendant in each action, while Delta Air Lines and the Airlines Reporting Corporation are named as defendants in two of the cases. The complaints purport to be brought on behalf of a class of airline passengers who originated or terminated their trips at the defendant carriers' respective hubs. These passengers have made allegations that they have paid excessive fares by reason of the respective airline's enforcement of ticketing rules which prohibit the use of a connecting segment coupon which is part of a through-fare ticket where the passenger does not fly or intend to fly the entire ticketed itinerary. Plaintiffs allege monopolization and restraint of trade in violation of the federal antitrust laws. They seek recovery of unquantified treble-damages and an injunction prohibiting future enforcement of the rules at issue. The Company believes the claims against it to be without merit and intends to impose a vigorous defense. The cases are respectively styled Keystone Business Machines, Inc., etc. v. US Airways Group, Inc., et al. (E.D. Mich. Case No. 99-72474); BLT Contracting, Inc., etc. v. US Airways Group, Inc., et al. (E.D. Mich. Case No. 99-72998); and Volk, etc. v. Delta Airlines, Inc., et al. (E.D. Mich. Case No. 99-72987).


Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------

    99               Letter to investment community
                     dated July 14, 1999






                (this space intentionally left blank)


















                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              US Airways Group, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: July 14, 1999       By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer


                              US Airways, Inc. (REGISTRANT)

                              /s/ Anita P. Beier
Date: July 14, 1999       By:  --------------------------------
                              Anita P. Beier
                              Vice President and Controller
                              Chief Accounting Officer














               (this space intentionally left blank)

























Exhibit 99






                             July 14, 1999


Dear Analysts and Investors:

     Attached please find the US Airways Investor Update for the month of June and the Company's Fleet Plan Forecast for fiscal year 1999.

	To update you on the Company's earnings outlook for the current quarter, we expect US Airways' second quarter earnings per share to be in line with the most recent First Call consensus estimate of $1.83 per share. Given the recent revenue trends and our outlook for the balance of the year, coupled with higher labor and fuel costs, the Company now expects earnings per share for the second half to be below the current First Call consensus estimate.

     I hope that you find the update and forecast useful in your analysis of the Company. As always, if you have any questions or comments on the materials provided, please do not hesitate to call me at 703-872-5009.




                         Very truly yours,



                         Kimberly A. Holland
                         Director, Investor Relations

Enclosures





Certain of the information discussed above or enclosed herewith may be considered forward-looking information. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a Form 8K to be filed with the Securities and Exchange Commission.

                                               US AIRWAYS INVESTOR UPDATE

                         US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                                       July 1999
                                                                    Year-over-Year Percentage Change
                                                ----------------------------------------------------------------------
Selected Operating and Financial Statistics     June (Actual)       July        August        September       FY 1999
                                                ------------       ------       ------         ------         -------
Available Seat Miles - Scheduled Service
  -Domestic                                         5.6 %           3.6 %         6.9 %          6.2 %           3.9 %
  -International                                   13.1            18.1          17.6           19.6            17.5
                                                    ---            ----          ----           ----            ----
Total                                               6.4 %           5.1 %         8.0 %          7.6 %           5.3 %

Revenue Passenger Miles - Scheduled Service
  -Domestic                                         0.1%           (1.2)%         1.0 %         (2.7) %         (0.8) %
  -International                                   14.3            20.4          16.8           13.6            18.2
                                                   ----            ----          ----           ----            ----
Total                                               1.8%            1.3 %         2.8 %         (0.6) %          1.3 %

Passenger Load Factor                              (3.4) points    (2.9) points  (3.8) points   (5.5) points    (2.8) points

Aviation Fuel
  -Cost of Aviation Fuel Per Gallon
     - Excluding Taxes                              3.8 %           17.9 %       29.9 %          24.7 %          5.3 %

  -Gallons of Aviation Fuel Consumed                6.2              4.7          6.0             4.6            3.8



Fleet Additions
  -A319                                               2               3             2              2              22
  -A320                                               2               1             2              2              11
                                                     --              --            --             --              --
Total                                                 4               4             4              4              33



Fleet Retirements

  -B737-200                                           0	            		0		           0	             0               1
  -B727-200 - Shuttle*                                0               1             0              0               8
  -DC9-30                                             0               2             0              1              16
                                                     --              --            --             --              --
Total                                                 0               3             0              1              25





*   Shuttle,Inc. operations are currently performed by a wholly-owned subsidiary of US Airways Group, Inc.


Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information.  Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a Form 8K to be filed with the Securities and Exchange
Commission.


                                         US AIRWAYS FLEET PLAN

                US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)

                                              July 1999



                                                     Number of Aircraft: 1999 Year End
                       Fleet Plan
					as of
Fleet Type             06/30/1999    Average Seats    Average Age (yrs.)    Owned    Leased    Total

----------             ----------    -------------    ------------------    -----    ------    -----

B767-200                  12              203              10.5               8         4        12
B757-200                  34              182               9.2              23        11        34
MD-80                     31              141              17.8              15        16        31
B737-400                  54              144              10.0              19        35        54
B737-300                  85              126              12.7              11        74        85
B737-200 - MetroJet**     41              118              17.2              44         8        52
B737-200                  23              108              20.0              11         0        11
B727-200 - Shuttle*       12              163              29.6               4         0         4
DC9-30                    47              100              22.1              27         7        34
F-100                     40               97               9.1              36         4        40
A319                      11              120               0.6               0        28        28
A320                       3              142               0.6               0        11        11
                         ---              ---              ----             ---       ---       ---
Average Total Aircraft   393              131              12.5             198       198       396

Hushkit Program                            1999
as of 6/30/99          Stage 2          Compliance
------------------     -------          ----------

B737-200                  14             Stage 3
B727-200 - Shuttle*        8             Retire
DC9-30                    13             Retire





Firm Order/Options
as of 6/30/99            Firm           Reconfirmable       Options
------------------       ----           -------------       -------
A319/320                 111                 112              160
A330                       7                   7               16


*   Shuttle,Inc. operations are currently performed by a wholly-owned subsidiary of
    US Airways Group, Inc.

**  The year end 1999 total fleet for B737-200-MetroJet includes 47 active lines of flying.

Certain of the information discussed above may be considered forward-looking information.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking information.  Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking information, will be contained in a
Form 8K to be filed with the Securities Exchange Commission.
